Exhibit 99.1

The following is the impact of the unaudited changes to the Consolidated Statements of Operations presentation described above retrospectively applied to 2011, 2012 and 2013.

	For the year ended December 31, 2011			For the year ended December 31, 2012			For the year ended December 31, 2013
	As Reported	Reclassification	As Reclassified	As Reported	Reclassification	As Reclassified	As Reported	Reclassification	As Reclassified
Revenues	(millions)
Total revenues	$3,447	—	$3,447	$3,480	—	$3,480	$3,655	—	$3,655
Expenses
Salaries and benefits	(2,087)	—	(2,087)	(2,475)	—	(2,475)	(2,207)	—	(2,207)
Other operating expenses	(656)	9	(647)	(581)	(19)	(600)	(616)	(20)	(636)
Depreciation expense	(74)	—	(74)	(79)	—	(79)	(94)	—	(94)
Amortization of intangible assets	(68)	—	(68)	(59)	—	(59)	(55)	—	(55)
Goodwill impairment charge	—	—	—	(492)	—	(492)	—	—	—
Net gain (loss) on disposal of operations	4	(4)	—	(3)	3	—	2	(2)	—
Total expenses	(2,881)	5	(2,876)	(3,689)	(16)	(3,705)	(2,970)	(22)	(2,992)
Operating income (loss)	566	5	571	(209)	(16)	(225)	685	(22)	663
Other (expense) income	—	(5)	(5)	—	16	16	—	22	22
Make-whole on repurchase and redemption of senior notes and write-off of unamortized debt issuance costs	(171)	—	(171)	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	(60)	—	(60)
Interest expense	(156)	—	(156)	(128)	—	(128)	(126)	—	(126)
Income (loss) from continuing operations before income taxes and interest in earnings of associates	239	—	239	(337)	—	(337)	499	—	499
Income taxes	(32)	—	(32)	(101)	—	(101)	(122)	—	(122)
Income (loss) from continuing operations before interest in earnings of associates	207	—	207	(438)	—	(438)	377	—	377
Interest in earnings of associates, net of tax	12	—	12	5	—	5	—	—	—
Income (loss) from continuing operations	219	—	219	(433)	—	(433)	377	—	377
Discontinued operations, net of tax	1	—	1	—	—	—	—	—	—
Net income (loss)	220	—	220	(433)	—	(433)	377	—	377
Less: net income attributable to noncontrolling interests	(16)	—	(16)	(13)	—	(13)	(12)	—	(12)
Net income (loss) attributable to Willis Group Holdings	$204	—	$204	$(446)	—	$(446)	$365	—	$365

The following is the impact of the above unaudited changes retrospectively applied to the 2011, 2012 and 2013 segmental and total commissions and fees, total revenue, operating income (loss), organic commission and fee growth and operating margin disclosures:

As reported	For the year ended December 31,		2013
	2011	2012	Q1	Q2	Q3	Q4	FY
	(millions, except percentages)
Commissions and fees
Global	$1,073	$1,124	$383	$305	$250	$250	$1,188
North America	1,314	1,306	363	333	328	353	1,377
International	1,027	1,028	300	247	213	308	1,068
Total commissions and fees	$3,414	$3,458	$1,046	$885	$791	$911	$3,633

Total revenues
Global	$1,082	$1,129	$384	$306	$251	$250	$1,191
North America	1,323	1,313	365	335	329	357	1,386
International	1,042	1,038	302	249	215	312	1,078
Total revenues	$3,447	$3,480	$1,051	$890	$795	$919	$3,655

Operating income (loss)
Global	$352	$372	$171	$106	$36	$21	$334
North America	271	240	89	57	57	66	269
International	221	183	86	27	(9)	77	181
Corporate & other	(278)	(1,004)	(59)	(19)	(9)	(12)	(99)
Total operating income	$566	$(209)	$287	$171	$75	$152	$685

Organic commission and fee growth
Global	6.6%	6.1%	4.1%	10.3%	6.4%	1.4%	5.6%
North America	(3.5)%	(0.6)%	4.3%	5.5%	3.9%	5.8%	4.9%
International	4.8%	4.9%	3.8%	2.6%	7.8%	3.0%	4.1%
Total organic commission and fee growth	1.8%	3.1%	4.1%	6.3%	5.7%	3.7%	4.9%

Operating margin
Global	32.5%	32.9%	44.5%	34.6%	14.3%	8.4%	28.0%
North America	20.5%	18.3%	24.4%	17.0%	17.3%	18.5%	19.4%
International	21.2%	17.6%	28.5%	10.8%	(4.2)%	24.7%	16.8%
Total operating margin	16.4%	(6.0)%	27.3%	19.2%	9.4%	16.5%	18.7%

Reclassifications	For the year ended December 31,		2013
	2011	2012	Q1	Q2	Q3	Q4	FY
	(millions, except percentages)
Commissions and fees
Global	$192	$185	$46	$47	$40	$44	$177
North America	(29)	(25)	(8)	(6)	(6)	(8)	(28)
International	(163)	(160)	(38)	(41)	(34)	(36)	(149)
Total commissions and fees	$—	$—	$—	$—	$—	$—	$—

Total revenues
Global	$196	$187	$46	$48	$41	$45	$180
North America	(29)	(25)	(8)	(6)	(7)	(7)	(28)
International	(167)	(162)	(38)	(42)	(34)	(38)	(152)
Total revenues	$—	$—	$—	$—	$—	$—	$—

Operating income (loss)
Global	$50	$26	$16	$2	$11	$13	$42
North America	(13)	12	(7)	(2)	(11)	—	(20)
International	(23)	(14)	(8)	(1)	2	4	(3)
Corporate & other	(9)	(40)	(7)	(3)	(7)	(24)	(41)
Total operating income	$5	$(16)	$(6)	$(4)	$(5)	$(7)	$(22)

Organic commission and fee growth
Global	0.4%	(1.4)%	(0.7)%	(1.8)%	(1.9)%	(1.0)%	(1.2)%
North America	(2.1)%	0.2%	0.1%	—%	(0.1)%	(0.2)%	(0.1)%
International	2.7%	1.4%	0.7%	1.6%	3.5%	1.7%	1.6%
Total organic commission and fee growth	—%	—%	—%	—%	—%	—%	—%

Operating margin
Global	(1.0)%	(2.7)%	(1.0)%	(4.1)%	1.8%	3.1%	(0.6)%
North America	(0.6)%	1.3%	(1.4)%	(0.3)%	(3.0)%	0.4%	(1.1)%
International	1.4%	(1.7)%	1.0%	1.8%	0.3%	4.9%	2.4%
Total operating margin	0.2%	(0.5)%	(0.6)%	(0.4)%	(0.6)%	(0.7)%	(0.6)%

As reclassified	For the year ended December 31,		2013
	2011	2012	Q1	Q2	Q3	Q4	FY
	(millions, except percentages)
Commissions and fees
Global	$1,265	$1,309	$429	$352	$290	$294	$1,365
North America	1,285	1,281	355	327	322	345	1,349
International	864	868	262	206	179	272	919
Total commissions and fees	$3,414	$3,458	$1,046	$885	$791	$911	$3,633

Total revenues
Global	$1,278	$1,316	$430	$354	$292	$295	$1,371
North America	1,294	1,288	357	329	322	350	1,358
International	875	876	264	207	181	274	926
Total revenues	$3,447	$3,480	$1,051	$890	$795	$919	$3,655

Operating income (loss)
Global	$402	$398	$187	$108	$47	$34	$376
North America	258	252	82	55	46	66	249
International	198	169	78	26	(7)	81	178
Corporate & other	(287)	(1,044)	(66)	(22)	(16)	(36)	(140)
Total operating income	$571	$(225)	$281	$167	$70	$145	$663

Organic commission and fee growth
Global	7.0%	4.7%	3.4%	8.5%	4.5%	0.4%	4.4%
North America	(5.6)%	(0.4)%	4.4%	5.5%	3.8%	5.6%	4.8%
International	7.5%	6.3%	4.5%	4.2%	11.3%	4.7%	5.7%
Total organic commission and fee growth	1.8%	3.1%	4.1%	6.3%	5.7%	3.7%	4.9%

Operating margin
Global	31.5%	30.2%	43.5%	30.5%	16.1%	11.5%	27.4%
North America	19.9%	19.6%	23.0%	16.7%	14.3%	18.9%	18.3%
International	22.6%	19.3%	29.5%	12.6%	(3.9)%	29.6%	19.2%
Total operating margin	16.6%	(6.5)%	26.7%	18.8%	8.8%	15.8%	18.1%

The following is the impact of the reclassification of foreign exchange gains and losses and gains and losses from the disposal of operations to the reconciliation of operating income (loss), the most directly comparable GAAP measures, to adjusted operating income and adjusted operating margin disclosures, which are non-GAAP financial measures as defined under Regulation G of SEC rules, for the years ended December 31, 2011, 2012 and 2013.

		2011	2012	2013
		(millions, except percentages)
As reported:	Operating income (loss), GAAP basis	$566	$(209)	$685

Reclassification:	Foreign exchange gains and losses and gains and losses from the disposal of operations	5	(16)	(22)

As reclassified:	Operating income (loss), GAAP basis	571	(225)	663
	Excluding:
	Expense reduction initiative	—	—	46
	Fees related to the extinguishment of debt	—	—	1
	Additional incentive accrual for change in remuneration policy	—	252	—
	Write-off of unamortized cash retention awards debtor	—	200	—
	Goodwill impairment charge	—	492	—
	India JV settlement	—	11	—
	Insurance recovery	—	(10)	—
	Write-off of uncollectible accounts receivable balance	22	13	—
	2011 Operational Review	180	—	—
	FSA regulatory settlement	11	—	—
	Adjusted operating income	$784	$733	$710

	Operating margin	16.6%	(6.5)%	18.1%

	Adjusted operating margin	22.7%	21.1%	19.4%